UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Orion Energy Systems, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on August 30, 2017.

ORION ENERGY SYSTEMS, INC.	Meeting Information
	Meeting Type:	Annual Meeting
ORION ENERGY SYSTEMS, INC. 2210 WOODLAND DRIVE MANITOWOC, WI 54220	For holders as of:	July 6, 2017
	Date: August 30, 2017	Time: 1:00 PM Local Time
Location: U.S. Bank Center - 40th Floor
777 East Wisconsin Avenue
Milwaukee, WI 53202

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow     (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow     (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 14, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Attendance at the meeting requires an admission badge and photo identification. Please review the proxy statement for instructions on how to obtain an admission badge and attend the meeting in person. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.      Election of Directors:

Nominees:

01)   Michael J. Potts

02)   Anthony L. Otten

03)   Ellen Richstone

04)   Kenneth Young

The Board of Directors recommends you vote FOR the following proposal:

2.      Advisory vote on the approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3.      Advisory vote on the frequency of future advisory shareholder votes on the compensation of the Company’s named executive officers.

The Board of Directors recommends you vote FOR the following proposal:

4.      Ratification of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2018.

5.	On such other matters that may properly come before the annual meeting in accordance with the best judgment of the persons named as proxies.

NOTE: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR FOUR DIRECTOR NOMINEES INDICATED ABOVE, FOR ITEM 2, FOR 1 YEAR FREQUENCY ON ITEM 3 AND FOR ITEM 4. IT WILL ALSO BE VOTED IN ACCORDANCE WITH BEST JUDGMENT OF THE PROXIES NAMED HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.